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                                                                   Exhibit 10.13




                               SECOND AMENDMENT TO

                                 LOAN AGREEMENT

                      $40,000,000 REVOLVING LINE OF CREDIT

                                      from

                             BANK ONE, COLORADO, NA,

                                  COBANK, ACB,

                                       and

                                INTRUST BANK, NA

                                       to

                                  T-NETIX, INC.

                                 April 16, 2001
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                       SECOND AMENDMENT TO LOAN AGREEMENT


      This Second Amendment to Loan Agreement ("Second Amendment"), dated as of April 16, 2001, is by and among T-NETIX, INC., a Colorado corporation ("Borrower"), Lenders (as defined in the Original Loan Agreement), and BANK ONE, COLORADO, NA, a national banking association, as agent for Lenders (in such capacity, the "Agent").

      The parties executed and delivered the original Loan Agreement, dated September 9, 1999 ("ORIGINAL LOAN AGREEMENT"), and the First Amendment to Loan Agreement, dated July 11, 2000. Section 12.5 of the Original Loan Agreement permits such agreement to be amended with the consent of the Lenders.

      In consideration of the mutual covenants set forth in this Second Amendment and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, and Agent agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

      1.1 DEFINITIONS. Unless amended hereby, each capitalized term as used herein shall have the meaning given it in Section 1.1 of the Original Loan Agreement. The following definitions shall be amended and restated in their entirety to read as follows:

            "Agreement" shall mean, collectively, the Original Loan Agreement, the First Amendment to Loan Agreement, and the Second Amendment to Loan Agreement.

            "Interest Rate" shall mean the Prime Rate plus 1.25% to move with prime, increasing -1/4 of 1% (.25%) on each of the following dates:
            June 30, 2001, September 30, 2001, and December 31, 2001. The term "Prime Rate" means the rate of interest per annum designated by Agent, or its successors as its "prime rate" and as publicly announced by Agent from time to time. The rate' announced by the Agent as its prime rate may not necessarily be the lowest rate available to Agent's most creditworthy customers. From the date of this Second Amendment, the definitions and terms of Base Rate, LIBOR Rate, Adjusted LIBOR Rate, Minimum LIBOR Rate, LIBOR Spread, Eurocurrency Liabilities, Eurodollar Business Day, Eurodollar Rate, Eurodollar Rate Reserve Percentage, Re-Set Date and Roll Over Date shall not be applicable to this Agreement and/or the Notes and are hereby deleted.

            "Loan" shall collectively mean a $20,000,000 revolving line of credit (the "REVOLVING LINE") and a $10,000,000 term loan (the "TERM LOAN").
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            "Maturity Date" shall mean the earlier of (i) the date of
            acceleration of the Loan, or (ii) March 31, 2002.

            "Maximum Loan Amount" shall mean $30,000,000, comprised of the Revolving Line and the Term Loan. Notwithstanding Section 2.1 of the Original Loan Agreement, Borrower may not borrow, repay and reborrower on that portion of the Loan constituting the Term Loan. Letter of Credit Liability shall be applied against and reduce availability under the Revolving Line.

            "Percentage Interest" shall mean:

                        (i)    50% to Agent
                        (ii)   25% to CoBank
                        (iii)  25% to Intrust

            "Required Lenders" shall mean, at any time, two or more Lenders.


                                    ARTICLE 2
                              CONDITIONS PRECEDENT

      2.1 Conditions Precedent The following conditions precedent must be strictly fulfilled, substantial performance being insufficient, and the failure of any one of which to be fulfilled shall be deemed an Event of Default:

            (a) On or before April 16, 2001, Borrower shall pay to Lenders a renewal and Extension Fee of $150,000;

            (b) On or before April 16, 2001, Borrower shall pay an Agent's Fee to Agent as that fee is described in Article 3.2 herein; and

            (c) On or before April 16, 2001, Borrower shall pay all accrued interest to date due on the Loan (as defined in this Second Amendment) including that interest accruing from March 31, 2001 at the Interest Rate payable to each Lender on Lender's Percentage Interest (as defined in the Loan Agreement) in effect immediately prior to the date of this Second Amendment; and

            (d) On or before April 16, 2001, in the event the outstanding balance of the Loan exceeds the Maximum Loan Amount (as defined in this Second Amendment), Borrower shall make such payment as is necessary to reduce said balance to an amount that is less than or equal to the Maximum Loan Amount.

            (e) Borrower and Daniel M. Carney shall amend and extend that certain Subordinated Loan Agreement dated as of April 14, 2000.
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                                    ARTICLE 3
                                   AMENDMENTS

      3.1 Amendment to Section 2.5(b). The Unused Fee Percentage shall be revised to an amount equal to a fixed 1.50% per annum based on the Unused Availability of the Revolving Line.

      3.2 Amendment to Section 2.5(c). The annual Agent's Fee shall be changed to $40,000, payable on the date of the execution and delivery of this Second Amendment.

      3.3 Amendment to Section 6.11. Section 6.11 of the Original Loan Agreement shall be amended and restated in its entirety to read as follows:

            Borrower shall comply with the following financial covenants:

            (a) Sale of Assets: Borrower must obtain the Lenders consent for asset sales in excess of $100,000 in the aggregate, and asset sales proceeds in excess of $25,000 will be payable to the Lenders with application first to term debt as additional principal payment, and second as permanent reduction to revolving debt.

            (b) Covenant Compliance Certificate: Quarterly compliance certificate to be continued.

            (c) Financial Statements: In addition to existing requirements, monthly company-prepared financial statements shall be provided to Lenders by the 21" day of each following month.

      3.4 Subordinated Indebtedness. The Subordinated Loan Agreement between Borrower and Daniel M. Carney, dated as of April 14, 2000, as amended or supplemented from time to time shall be renewed and extended by a written extension of the subordinated debt under the same terms as the previous year to mature no sooner than April 30, 2002.

      3.5 Waiver. Temporary waiver of the December 31, 2000 10-K to April 16, 2001 of audited year-end.

      3.6 Repayment Terms. Payments of interest on the Revolving Line shall be due and payable beginning May 1, 2001 and on the first day of each month thereafter. The entire outstanding principal and unpaid interest on the Revolving Loan shall be due and payable on the Maturity Date. Payments of $200,000 principal plus interest on the Term Loan shall be due and payable beginning May 1, 2001 and on the first day each month thereafter. The entire outstanding principal and unpaid interest on the Term Loan shall be due and payable on the Maturity Date.
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                                   ARTICLE 4.
                                  MISCELLANEOUS

      4.1 Interest Rate Effective Date. The parties agree that the Interest Rate, as that term is defined in this Second Amendment, is effective as of March 31, 2001, shall be applicable with respect to both the Revolving Loan and the Term Loan, and shall, as of the date of this Second Amendment, be the exclusive rate of interest applicable to the Loan (subject to the application of the Default Rate).

      4.2 Counterpart/Facsimile Signatures. This Second Amendment may be executed in any number of counterparts which together will be one and the same instrument. This Second Amendment shall become effective whenever each party shall have signed at least one counterpart. Facsimile signatures shall be treated as original signatures hereon.

      4.3 Inconsistent Provisions; Severability. In case of any irreconcilable conflict between the provisions of this Second Amendment and those of the Loan Documents and the Notes, the provisions of this Second Amendment shall govern. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents shall not in any way affect or impair the legality or enforceability of the remaining provisions of each of the Loan Documents.

      4.4 References and Titles. All references in this Second Amendment to Sections and subsections and other subdivisions refers to the Sections and subsections and other subdivisions of this Second Amendment unless expressly provided otherwise. Headings are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "herein," "hereby," "hereunder" and words of similar import refer to this Second Amendment as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      4.5 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      4.6 Confirmation of Original Loan Agreement. Except as amended hereby and by the First Amendment to Loan Agreement, the Original Loan Agreement is ratified and confirmed.

            EXECUTED to be effective as of the day and year first above written.


                                     "BORROWER"

                                     T-NETIX, INC., a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________
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                                     "SUBSIDIARIES"

                                     T-NETIX TELECOMMUNICATIONS SERVICES, INC., a Texas corporation, f/k/a GATEWAY TECHNOLOGIES, INC.


                                     By:________________________________________
                                     ________________, Title;___________________


                                     T-NETIX MONITORING CORPORATION,
                                     a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     SPEAKEZ, INC., a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     T-NETIX CORPORATION, a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     "LENDERS"

                                     BANK ONE, COLORADO, NA,
                                     a national banking association


                                     By:________________________________________
                                     Hal E. Fudge, First Vice-President

                                     COBANK, ACB


                                     By:________________________________________
                                     ________________, Title;___________________
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                                     "SUBSIDIARIES"

                                     T-NETIX TELECOMMUNICATIONS SERVICES, INC., a Texas corporation, f/k/a GATEWAY TECHNOLOGIES, INC.


                                     By:________________________________________
                                     ________________, Title;___________________


                                     T-NETIX MONITORING CORPORATION,
                                     a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     SPEAKEZ, INC., a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     T-NETIX CORPORATION, a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     "LENDERS"

                                     BANK ONE, COLORADO, NA,
                                     a national banking association


                                     By:________________________________________
                                     Hal E. Fudge, First Vice-President

                                     COBANK, ACB


                                     By:________________________________________
                                     ________________, Title;___________________

                                     "SUBSIDIARIES"

                                     T-NETIX TELECOMMUNICATIONS SERVICES, INC., a Texas corporation, f/k/a GATEWAY TECHNOLOGIES, INC.


                                     By:________________________________________
                                     ________________, Title;___________________


                                     T-NETIX MONITORING CORPORATION,
                                     a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     SPEAKEZ, INC., a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     T-NETIX CORPORATION, a Colorado corporation


                                     By:________________________________________
                                     ________________, Title;___________________


                                     "LENDERS"

                                     BANK ONE, COLORADO, NA,
                                     a national banking association


                                     By:________________________________________
                                     Hal E. Fudge, First Vice-President


                                     COBANK, ACB


                                     By:________________________________________
                                     ________________, Title;___________________

                                     INTRUST BANK, NA,
                                     a national banking association


                                     By:________________________________________
                                     ________________, Title;___________________


                                     "AGENT"

                                     BANK ONE, COLORADO, NA,
                                     a national banking association

                                     By:________________________________________
                                          Dennis Warren, First Vice-President

                                     INTRUST BANK, NA,
                                     a national banking association

                                     By:________________________________________
                                     ________________, Title;___________________


                                     "AGENT"

                                     BANK ONE, COLORADO, NA,
                                     a national banking association

                                     By:________________________________________
                                          Dennis Warren, First Vice-President